THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES STATUTE, INCLUDING, WITHOUT LIMITATION, THE SECURITIES LAWS OF ANY STATE, AND IS SUBJECT TO RESTRICTIONS ON EXERCISE AND TRANSFER DESCRIBED IN SECTION 11 HEREOF.


                              OPTION CERTIFICATE


         BATTERIES BATTERIES, INC., a Delaware corporation (the "Company") , agrees as of this 3rd day of January 1997, pursuant to this Option Certificate (this "Option"), issued pursuant to the terms of the Stock Purchase Agreement among Batteries Network, Inc., an Illinois corporation, James Sapp, Susan Grandt and William Steven Sapp, and the Company, that James Sapp who resides at 2733 Laguna Shores Lane, Las Vegas, Nevada 89121 (the "Holder") is entitled to purchase from the Company at any time or from time to time, subject to the limitations and conditions hereinafter set forth, up to 72,608 shares of the Company's Common Stock, $.00l par value per share (the "Shares"). The purchase price per share of Common Stock (the "Exercise Price") shall be equal to $4.50. The number of Shares and the Exercise Price are subject to adjustment as provided herein.

         1.       EXERCISE OF OPTION.

         1.1 Exercise in Full. This Option may be exercised in full by the Holder hereof by surrender of this Option, with the form of subscription at the end hereof duly executed by such Holder, to the Company at c/o Founders Management Services, Inc., 200 Madison Avenue, New York, New York 10016, accompanied by payment in cash or by wire transfer to the Company, in the amount obtained by multiplying the number of Shares (giving effect to any adjustment therein) by the Exercise Price, as adjusted; provided that, in case such Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company may also require that such Holder furnish to the Company a written statement that such Holder is purchasing such Shares for such Holder's own account for investment and not with a view toward distribution thereof, and that none of such Shares will be sold or otherwise distributed in violation of the provisions of the 1933 Act.

         1.2 Exercise in Part. This Option may be exercised in part by surrender of this Option in the manner and at the place provided in section 1.1, except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of Shares (giving effect to any adjustment therein) designated by the Holder in the form of subscription at the end hereof duly executed by such Holder by (b) the Exercise Price, as adjusted. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to the Holder hereof or its designee a new option or options of like tenor, in the name of such Holder or its designee (upon payment by such Holder of any applicable transfer taxes), calling in the aggregate on the face or faces thereof for the number of Shares equal (giving effect to any adjustment therein) to the number of such Shares designated by the Holder in the form of subscription at the end hereof.

         1.3 Term of Option; Certain Price Provisions. This Option may be exercised in full or in part at any time during the period beginning on the date hereof and ending on January 2, 2002.

         2.       DELIVERY OF STOCK AND OPTION CERTIFICATES, ETC. ON EXERCISE.

         As soon as practicable after the exercise of this Option in full or in part, and in any event within five (5) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of, and delivered to, the Holder, or otherwise as the Holder may direct (upon payment by the Holder of any applicable transfer taxes), a certificate or certificates for the number of fully paid and nonassessable Shares to which the Holder shall be entitled on such exercise, rounded upward to the nearest whole share.

         3.       ADJUSTMENTS.

         3.1 Adjustments to Exercise Price. The number of shares of Common Stock of the Company purchasable upon exercise of this Option and the Exercise Price per share shall be increased or decreased proportionately, as the case may be, without change in the aggregate Exercise Price, in case of the payment by the Company in shares of Common Stock of dividends on the outstanding shares of Common Stock of the Company or in case of the subdivision or combination of the outstanding shares of Common Stock of the Company.

         3.2 Effect of Reorganization or Reclassification on Option. In the case of any reorganization of the Company or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company into, another corporation, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and good will of the Company as an entity, then, as a part of such reorganization, reclassification, consolidation, merger or sale, provision shall be made so that the Holder of this Option shall thereafter be entitled to receive upon exercise hereof the number of shares of stock, warrants, or other securities or property of the Company, or of the successor corporation resulting from such consolidation, merger or sale, to which a Holder of that number of Shares deliverable upon the exercise of this Option would have been entitled on such reorganization, reclassification, consolidation, merger or sale, as if this Option had been exercised in full immediately prior to the effectiveness of such reorganization, reclassification, consolidation, merger or sale.

         3.3 Effect of Adjustment on Face of Option. Irrespective of any adjustments in the Exercise Price or the number or kind of securities issuable hereunder, this Option may continue to express the same price and number and kind of shares as are herein stated.

         3.4 Effect of Distribution of Assets. In case, prior to the expiration of this Option by exercise or by its terms, the Company shall at any time make any distribution of its assets to Holders of its Common Stock as a liquidating or partial liquidating dividend by way of return of capital or otherwise (other than as either a cash dividend payable out of any surplus legally available for the

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payment of dividends under the laws of the State of Delaware or as a stock dividend as provided in paragraph 3.1(a) hereof), then the Holder, upon receipt of a Share upon exercise of this Option after the date of record for the determination of Holders of Common Stock entitled to such distribution of assets or dividend, shall also be entitled to receive, in addition to the Share, the amount of such assets or dividend which the Holder would have received had it been the Holder of record on the record date for the determination of those entitled to such distribution of such Share.

         4.       NO DILUTION OR IMPAIRMENT.

         The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in carrying out all such terms and in taking all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of Shares above the amount payable therefor on such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon exercise of this Option.

         5.       NOTICES OF RECORD DATE, ETC.

         In the event of:

                  (a) any taking by the Company of a record of the Holders of the Common Stock or any class of other securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with, any other person; or

                  (c) any voluntary or involuntary dissolution, liquidation, or winding up of the Company;

then, and in such event, the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is to take place, and the time, if any, to be fixed as to which the Holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options in respect thereof, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed by certified mail, return receipt requested, at least 15 days prior to the date therein specified.

         6.       RESERVATION OF STOCK, ETC., ISSUABLE UPON EXERCISE OF THIS
                  OPTION.

         The Company will at all times authorize, reserve and keep available, solely for issuance and delivery upon exercise of this Option as herein provided, all shares of Common Stock from time to time issuable upon exercise of this Option.

         7.       EXCHANGE OF OPTION.

         Upon surrender for exchange of this Option properly endorsed to the Company, the Company, at its expense, will issue and deliver to, or on the order of, the Holder, a new Option or options of like tenor in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Option.

         8.       REPLACEMENT OF OPTION.

         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction, upon delivery of an agreement of indemnity reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Option, the Company, at its expense, will execute and deliver, in lieu thereof, a new Option of like tenor.

         9.       REMEDIES.

         The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Option are not, and will not be, adequate and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         10.      NEGOTIABILITY, ETC.

         This Option is issued upon the following terms, to all of which the Holder by the taking hereof consents and agrees:

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                  (a) subject to Section 11 hereof, title to this Option may be transferred by endorsement (by the Holder' s executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession of this Option, properly endorsed, is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value, subject to
         Section 11 hereof; each prior taker or owner waives and renounces all of his equities or rights in this Option in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Option is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         11.      RESTRICTIONS ON TRANSFER OF OPTION OR SHARES.

         11.1     Restrictions in General.

         (a) Notwithstanding any provisions contained herein to the contrary, this Option and the Shares shall not be transferable except upon the conditions specified in this Section 11, which conditions are intended, among other things, to insure compliance with the provisions of the 1933 Act with respect to transfer of this Option or of the Shares. The Holder agrees that it will not transfer this Option except by will or the laws of descent or transfer any of the Shares prior to delivery to the Company of the opinion of counsel referred to, and to the effect described, in Section 11.2 hereof or until the effectiveness of the registration under the 1933 Act of the Shares to be transferred.

         (b) The Company shall maintain its registration under Section 12 of the Securities Exchange Act of 1934 (the "1934 Act") as long as this Option remains outstanding and shall timely file the reports required to be filed as a result of its registration under said Act.

         11.2 Statement of Intention to Transfer; Opinion of Counsel. The Holder, by its acceptance of this Option, agrees that prior to any transfer of the Shares, such Holder will deliver a statement to the Company setting forth the intention of such Holder's prospective transferee with respect to its retention or disposition of the Shares, together with a signed copy of the opinion of such Holder's counsel as to the non-necessity for registration under the 1933 Act in connection with such transfer. If, in the opinion of such Holder's counsel, which opinion must be reasonably satisfactory to the Company's counsel, the proposed transfer of the Shares may be effected without registration under the 1933 Act, then the Holder shall be entitled to transfer the Shares in accordance with the intended method of disposition specified in the statement delivered by such Holder to the Company.

         11.3 Acquisition for Investment. The Holder covenants and agrees with the Company that the Company may instruct its transfer agent not to transfer the Shares unless such agent has been advised by the Company or has otherwise been satisfied that the transferor has complied with the provisions described above.

         11.4     Transfer Restriction Legend.

         (a) Each certificate representing Shares initially issued upon exercise of this Option, unless at the time of exercise such Shares are registered under the 1933 Act, shall bear the following legend (and any additional legend required by any securities exchange or organized trading market on which the Shares may, at the time, be listed) on the face thereof:

                  "The securities represented hereby have not been registered under the Securities Act of 1933 and the transfer of such securities is subject to the restrictions set forth in
                  Section 11 of an Option Certificate issued by Batteries Batteries, Inc. (the "Company"), a copy of which is available for inspection at the head office of the Company, and no transfer of said securities shall be valid or effective unless and until the terms and conditions of said
                  Section 11 shall have been complied with."

         (b) Any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof, which opinion is reasonably satisfactory to Company's counsel, addressed and delivered to the Company and the Holder, the shares represented thereby need no longer be subject to the restrictions contained in this Article 11. The provisions of this Article 11 shall be binding upon all subsequent Holders of certificates bearing the above legend.

         12.      NO CANCELLATION OR REDEMPTION RIGHTS AS TO THIS OPTION OR
                  THE SHARES.

         The Company shall not have any right to redeem or cancel this Option or redeem, at its option, any or all of the Shares.

         13.      NOTICES, ETC.

         Except as otherwise provided herein, all notices and other communications hereunder shall be mailed by first class registered or certified mail, postage prepaid, to such addresses as may be furnished from time to time by the Company or the Holder to each other, and prior thereto, as follows:

         (a)      To the Company, at:

                         Batteries Batteries, Inc.
                         c/o Founders Management Services, Inc.
                         200 Madison Avenue
                         New York, New York  10016
                         Attention:  Mr. Warren H. Haber, Chairman of the Board
and
         (b) To the Holder, at the address set forth in the opening paragraph.

         14.      SURVIVAL OF AGREEMENTS.

         All covenants and agreements contained herein, whether made by the Company or by the Holder, shall survive the execution and delivery of this Option and any investigation at any time made by the Holder or on the Holder's behalf.

         15.      MISCELLANEOUS.

         This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option is being delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by the laws of such state and applicable federal law. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

                                           BATTERIES BATTERIES, INC.

                                           By:   /s/  John L. Teeger
                                              -------------------------------
                                              John L. Teeger, Vice President

AGREED:

----------------------------------
                  Holder

                               SUBSCRIPTION FORM

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                      IF HE DESIRES TO EXECUTE THE OPTION


         The undersigned hereby exercises the right to purchase shares of Common Stock covered by this Option according to the conditions thereof and herewith makes payment of the Exercise Price of such shares in full.

                                          Signature:

                                          -----------------------------------

                                          Address:

                                          -----------------------------------

                                          -----------------------------------




Dated:
      ---------------------
                                    NOTICE

         The signature to the foregoing Subscription Form must correspond to the name as written upon the face of the within option in every particular, without alteration or enlargement or any change whatsoever.


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